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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

  We hereby consent to the reference to our firm in this Annual Report on Form 10-K for the year ended December 31, 1997, for Zydeco Energy, Inc. under the headings "Oil and Gas Reserves" and "Oil and Gas Producing Activities".

                                          Ryder Scott Company
                                          Petroleum Engineers

Houston, Texas
March 19, 1998